UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NeuStar, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fees is calculated and state how it was determined):

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☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 22, 2011
The Hyatt Regency Reston
1800 Presidents Street, Reston, VA 20190 5:00 P.M. EDT

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 8, 2011.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25439, where the following materials are available for viewing:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please see the proxy statement and proxy card for information regarding attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors
James G. Cullen

Joel P. Friedman

2. Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2011.

3 Advisory vote on executive compensation.

4. Advisory vote on the frequency of future advisory votes on executive compensation.

The Board of Directors recommends a vote “FOR” the election of the directors listed in Proposal 1, “FOR” Proposals 2 and 3 and “ONE YEAR” on Proposal 4.

If you do not properly sign and return a proxy, or attend the meeting and vote in person, your shares cannot be voted, nor your instructions followed.

Please note that you cannot use this notice to vote by mail.